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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  FORM 8-K/A-1

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 29, 1996


                     U.S. CAN CORPORATION                                         UNITED STATES CAN COMPANY
    (Exact name of registrant as specified in its charter)          (Exact name of registrant as specified in its charter)
                           DELAWARE                                                        DELAWARE
        (State or other jurisdiction of incorporation)                  (State or other jurisdiction or incorporation)
                           0-21314                                                         33-43734
                   (Commission File Number)                                        (Commission File Number)
                          06-1094196                                                      06-1145011
             (I.R.S. Employer Identification No.)                            (I.R.S. Employer Identification No.)
                      900 Commerce Drive                                              900 Commerce Drive
                  Oak Brook, Illinois 60521                                       Oak Brook, Illinois 60521
           (Address of principal executive offices)                        (Address of principal executive offices)
                        (708) 571-2500                                                  (708) 571-2500
     (Registrant's telephone number, including area code)            (Registrant's telephone number, including area code)
                        Not Applicable                                                  Not Applicable
(Former name or former address, if changed since last report.)  (Former name or former address, if changed since last report.)

(Explanatory Note: United States Can Company is not required by Section 13 or 15(d) of the Exchange Act to file reports thereunder, but has agreed, pursuant to the Indenture under which its 13 1/2% Senior Subordinated Notes Due 2002 were issued, to file all reports required by Section 13 or 15(d) whether or not required by law.)





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ITEM 7.  FINANCIAL STATEMENTS

     (a) The Company has determined that AMS is a not significant subsidiary as defined by Rule 1.02(w) of Regulation S-X and, therefore, audited financial statements of AMS are not required to be filed.

     (b) The Company has determined that AMS is not a significant subsidiary as defined by Rule 1.02(w) of Regulation S-X and, therefore, pro forma information is not required to be filed.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     U.S. CAN CORPORATION



Date: June ___, 1996                 By    /s/ Timothy W. Stonich
                                        ----------------------------------------
                                                  Timothy W. Stonich
                                           Executive Vice President--Finance,
                                           Chief Financial Officer and Secretary




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     UNITED STATES CAN COMPANY



Date: June ___, 1996                 By    /s/ Timothy W. Stonich
                                        ----------------------------------------
                                                  Timothy W. Stonich
                                           Executive Vice President--Finance,
                                           Chief Financial Officer and Secretary


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